                        ASSIGNMENT AND LICENSE AGREEMENT

          THIS ASSIGNMENT AND LICENSE AGREEMENT (this "AGREEMENT") is made and entered into as of this 31st day of December, 1998 by and among HILTON HOTELS CORPORATION, a Delaware corporation ("HILTON"), CONRAD INTERNATIONAL ROYALTY CORPORATION, a Nevada corporation ("CRC") and PARK PLACE ENTERTAINMENT CORPORATION (f/n/a Gaming Co., Inc.), a Delaware corporation ("PARK PLACE"). Hilton and CRC shall sometimes be collectively referred to herein as "LICENSORS."

                                   RECITALS

          WHEREAS, Hilton, directly and through its subsidiaries, owns, operates and develops certain gaming facilities (the "GAMING BUSINESS"), and owns, operates and develops lodging properties and engages in franchising of lodging properties (the "RETAINED BUSINESS");

          WHEREAS, the Board of Directors of Hilton has determined that it is in the best interests of Hilton and the stockholders of Hilton to separate the Gaming Business from the Retained Business through the distribution (the "DISTRIBUTION") to the holders of Hilton's common stock of all of the outstanding shares of Park Place's common stock;

          WHEREAS, in order to effect such separation, Hilton and Park Place have entered into that certain Distribution Agreement, dated December 31, 1998 (the "DISTRIBUTION AGREEMENT"), pursuant to which Hilton will contribute to Park Place and/or its subsidiaries, prior to the Distribution, all of the operations, assets and liabilities of Hilton and the Retained Business Subsidiaries (as defined below) comprising the Gaming Business;

          WHEREAS, Schedule A hereto lists certain federal and state registered trademarks and service marks, and certain trademarks and service marks for which registration is pending, that are owned by Hilton and certain Retained Business Subsidiaries and that are used primarily in the Gaming Business (the "ASSIGNED MARKS"), including without limitation the marks "Flamingo" and "Bally's," and any other marks obtained by Hilton or its Subsidiaries as a result of the Bally's Acquisition (as defined below), to the extent still held by Hilton or its Subsidiaries;

          WHEREAS, the name and mark "Hilton" and certain variations thereof, including certain related service marks, marks of origin, insignia, slogans, emblems, symbols and other identifying characteristics, whether or not registered in any jurisdiction (the "HILTON MARK"), is owned by Hilton in the United States and is used primarily in the Retained Business but is also used in the Gaming Business. The primary Hilton Mark is set forth in Schedule B hereto, as such schedule may be modified from time to time;

          WHEREAS, the name and mark "Conrad," and certain variations thereof including certain related service marks, marks of origin, insignia, slogans, emblems, symbols and other identifying characteristics, whether or not registered in any jurisdiction, and as may be modified from time to time (the "CONRAD MARK"), is owned by CRC, and is used primarily in the Retained Business but is also used in the Gaming Business. The primary Conrad Mark is set forth in Schedule C hereto, as such schedule may be modified from time to time;

          WHEREAS, Hilton and the Hilton Parties (as defined below) desire to assign and transfer to Park Place and the Gaming Subsidiaries (as defined below), and Park Place and the Gaming Subsidiaries desire to acquire, (i) all of the right, title and interest of Hilton and the Retained Business Subsidiaries in and to the Assigned Marks and (ii) the rights to receive license fees from third parties pursuant to certain license agreements with respect to the usage of the Conrad Mark at certain properties;

          WHEREAS, Hilton desires to license to the Park Place Parties (as defined below) the right to use the Hilton Mark in connection with the operation of certain casino hotels in the United States and the Park Place Parties desire to license the Hilton Mark from Hilton, in accordance with the terms of this Agreement; and

          WHEREAS, CRC desires to license to the Park Place Parties the right to use the Conrad Mark in connection with the operation of three casino hotels and the Park Place Parties desire to license the Conrad Mark from CRC, in accordance with the terms of this Agreement. The Hilton Mark and the Conrad Mark are sometimes collectively referred to herein as the "LICENSED MARKS."

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensors and Park Place agree as follows:

          1. DEFINITIONS. As used herein, the following terms have the meanings set forth below:

     "ASSIGNED MARKS" has the meaning set forth in the Recitals.

     "ASSIGNED RIGHTS" has the meaning set forth in Section 2.

     "BALLY'S ACQUISITION" shall mean the acquisition of Bally Entertainment Corporation by Hilton, which was effected on December 19, 1996.

     "CRC" has the meaning set forth in the Recitals.

     "CONRAD INTERNATIONAL MANAGEMENT AGREEMENTS" shall mean the agreements under which an affiliate of CRC manages the Conrad Properties.

     "CONRAD LICENSE AGREEMENTS" has the meaning set forth in Section 2(a).

     "CONRAD MARK" has the meaning set forth in the Recitals.

     "CONRAD PROPERTIES" means Conrad Jupiters, Gold Coast (Australia), Conrad International Treasury Casino, Brisbane (Australia) and Conrad International Punta del Este.

     "DISTRIBUTION AGREEMENT" has the meaning set forth in the Recitals.

     "DISTRIBUTION DATE" has the meaning set forth in the Distribution
Agreement.

     "EXPENSES" has the meaning set forth in Section 8.

     "GAMING BUSINESS" has the meaning set forth in the Recitals.

     "GAMING SUBSIDIARIES" has the meaning set forth in the Distribution Agreement.

     "HRW TERMS" shall mean the terms and conditions applicable to all hotels participating in Hilton Reservations Worldwide as set forth in Annex A, as such terms and conditions may be modified from time to time by Hilton Reservations Worldwide, L.L.C.

     "HILTON" has the meaning set forth in the Preamble.

     "HILTON CASINO HOTELS" shall mean Reno Hilton, Las Vegas Hilton, Atlantic City Hilton, Flamingo Hilton - Reno, Flamingo Hilton - Laughlin, and Flamingo Hilton - Las Vegas.

     "HILTON INDEMNITEES" has the meaning set forth in Section 8.

     "HILTON MARK" has the meaning set forth in the Recitals.

     "HILTON PARTIES" means Hilton and the Retained Business Subsidiaries.

     "HILTON RESERVATIONS WORLDWIDE" shall mean the central reservation system operated by Hilton Reservations Worldwide, L.L.C. which provides reservation services to participating hotels.

     "HHONORS PROGRAM" shall mean the frequent guest program operated by Hilton HHonors Worldwide, L.L.C. which allows members to earn point credits redeemable for various travel related rewards.

     "HHONORS TERMS" shall mean the terms and conditions applicable to all hotels participating in the HHonors Program, as such terms and conditions may be modified from time to time by Hilton HHonors Worldwide, L.L.C.

     "INDEMNIFIED PARTY" has the meaning set forth in Section 8.

     "INDEMNITOR" has the meaning set forth in Section 8.

     "INITIAL TERM" has the meaning set forth in Section 4.

     "INJUNCTION" shall mean the Final Judgment of Permanent Injunction entered on November 1, 1995 by the United States District Court for the Southern District of New York in the action HILTON INTERNATIONAL CO. V. HILTON, ET AL. (Civil Action No. 91 Civ. 751 (JFK)) in the form attached hereto as Exhibit A.

     "LICENSE" has the meaning set forth in Section 3.

     "LICENSED MARKS" has the meaning set forth in the Recitals.

     "LICENSORS" has the meaning set forth in the Preamble.

     "NET ROOM REVENUES" shall mean total room revenues excluding revenue attributable to complimentary rooms.

     "OTHER HOTELS" shall mean Bally's Las Vegas, Bally's Park Place, Paris-Las Vegas, and any other hotels now or hereafter owned, operated, managed or acquired by any Park Place Party.

     "PARK PLACE" has the meaning set forth in the Preamble.

     "PARK PLACE PARTIES" means Park Place and the Gaming Subsidiaries, while such Persons remain Subsidiaries of Park Place.

     "PARK PLACE PARTY INDEMNITEE" has the meaning set forth in Section 8.

     "PERSON" means any individual, corporation, partnership, association, trust company or other entity or organization, including any government entity or authority.

     "PROCEEDING" has the meaning set forth in Section 8.

     "RETAINED BUSINESS" has the meaning set forth in the Recitals.

     "RETAINED BUSINESS SUBSIDIARIES" has the meaning set forth in the Distribution Agreement.

     "SUBSIDIARY" shall mean, with respect to any Person, (a) each corporation, partnership, joint venture, limited liability company or other legal entity of which such Person owns, either directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or similar governing body of such corporation, partnership, joint venture or other legal entity and (b) each partnership or limited liability company in which such Person or another Subsidiary of such Person is the general partner, managing partner or other otherwise controls.

          2.   ASSIGNMENT OF MARKS AND LICENSES.

               (a) Without representation or warranty of any kind, express or implied, and subject to all existing licenses, the Hilton Parties hereby grant and assign to Park Place all of their right, title and interest in and to (i) the Assigned Marks, (ii) all federal, state and foreign registrations related to the Assigned Marks and all pending applications therefor, (iii) all statutory, common law, equitable and civil law rights (whether arising under federal, state or foreign law) related to the Assigned Marks, (iv) all of the goodwill associated with the Assigned Marks, (v) all rights to income, royalties, license and franchise fees and any other payments now or hereafter due or payable with respect to the Assigned Marks, including without limitation all damages and payments for past, present and future infringements thereof, (vi) the right to sue for, and all rights of recovery with respect to, all past, present and future infringements of the Assigned Marks, (vii) all rights of the Hilton Parties under all license agreements with respect to the Assigned Marks, (viii) all other rights and privileges pertaining to or associated with the Assigned Marks throughout the world, the same to be held and enjoyed by Park Place as fully as the same would have been held and enjoyed by the Hilton Parties had this assignment not have been made and (ix) all rights of CRC to receive license fees under the license agreements (the "CONRAD LICENSE AGREEMENTS") which license the Conrad Mark for use with respect to the Conrad Properties (the rights described in clauses (i) through (ix) above are collectively referred to herein as the "ASSIGNED RIGHTS").

               (b) Park Place hereby assumes all obligations and liabilities of the Hilton Parties pertaining to the Assigned Rights, including without limitation, any obligations and liabilities arising under any license agreements to which Hilton or any of the Retained Business Subsidiaries is a party and that are being assigned to Park Place under Section 2(a)(vii).

               (c) Notwithstanding the grant to Park Place of the CRC's rights to receive license fees under the Conrad License Agreements, pursuant to Section 2(a)(ix), CRC shall retain its ownership of the Conrad Mark and title to the Conrad Mark shall not be assigned to Park Place by virtue of this Agreement.

          3. LICENSE. Hilton hereby grants to the Park Place Parties a non-exclusive right and license (the "HILTON LICENSE"), subject to the terms and conditions set forth herein, to use the Hilton Mark for five years following the Distribution Date, except that the Hilton License shall be for 10 years with respect to the Las Vegas Hilton, Reno Hilton and Atlantic City Hilton (the "EXTENDED TERM"). CRC hereby grants to the Park Place Parties a non-exclusive right and license (the "CONRAD LICENSE"), subject to the terms and conditions set forth herein, to use the Conrad Mark for the duration of the Conrad License Agreement applicable to such Conrad Property. The Hilton License and the Conrad License shall sometimes be referred to herein, collectively, as the "LICENSE."

          The Licensed Marks shall be used only in accordance with the following provisions:

               (a) the Park Place Parties shall use the Hilton Mark solely in connection with (i) the operation of the Hilton Casino Hotels in the United States and in connection with the advertising and promotion of such hotels worldwide; and (ii) the participation of Other Hotels in Hilton Reservations Worldwide and/or the HHonors Program;

               (b) the Park Place Parties shall use the Conrad Marks solely in connection with the operation of Conrad Properties and in connection with the advertising and promotion of the Conrad Properties worldwide; and

               (c) the Licensed Marks may be used only in a manner consistent with the use of such Licensed Mark during the year preceding this Agreement and, without the prior written consent of the Licensor of such Licensed Mark, which consent may be withheld at such Licensor's sole discretion, Park Place shall not expand its business or operations to include use of any of the Licensed Marks on products or services beyond those products or services in use by Hilton or CRC on the Distribution Date.

          4. PAYMENT OF FEES AND PARTICIPATION IN HILTON RESERVATIONS WORLDWIDE AND THE HHONORS PROGRAM. The Park Place Parties shall pay no royalty fees for the right to use the Hilton Mark for the first two years of the term (the "INITIAL TERM") of the Hilton License.

Thereafter, the Park Place Parties shall pay the Hilton Parties a royalty fee of 3% of the Net Room Revenues of each hotel that is branded with the Hilton Mark; PROVIDED, THAT, with respect to the Las Vegas Hilton, Reno Hilton and Atlantic City Hilton, the royalty fee shall be a fixed fee of, in the aggregate, $5 million per year (the "YEARLY FEE"). The Park Place Parties shall pay no royalty fees for the right to use the Conrad Mark for the term of the Conrad License.

               (a) Notwithstanding the foregoing, so long as any Park Place Party shall license the Hilton Mark, such Park Place Party shall cause each of the Hilton Casino Hotels to do all of the following: (i) participate in Hilton Reservations Worldwide in accordance with the HRW Terms; (ii) purchase, install and thereafter maintain, at their sole cost, computer equipment and other hardware and software and related systems for the utilization of Hilton Reservations Worldwide; (iii) participate in the HHonors Program in accordance with the HHonors Terms; (iv) pay the fees established annually by Hilton Reservations Worldwide, L.L.C. for participation in Hilton Reservations Worldwide; (v) pay the fees and be entitled to receive the reimbursements as such fees and reimbursements are established annually by Hilton HHonors Worldwide, L.L.C., for participation in the HHonors Program; and (vi) pay a national and regional group advertising and sales and business promotions services fee to Hilton equal to 1% of Net Room Revenues for such hotel.

               (b) As long as any Park Place Party shall license the Conrad Mark, such Park Place Party shall cause each of the Conrad Properties to do all of the following: (i) participate in Hilton Reservations Worldwide in accordance with the HRW Terms; (ii) participate in the HHonors Program in accordance with the HHonors Terms; (iii) pay the fees established annually by Hilton Reservations Worldwide, L.L.C. for participation in Hilton Reservations Worldwide; (iv) purchase, install and thereafter maintain, at their sole cost, computer equipment and other hardware and software and related systems for the utilization of Hilton Reservations Worldwide; (v) pay the fees and be entitled to receive the reimbursements as such fees and reimbursements are established annually by Hilton HHonors Worldwide, L.L.C., for participation in the HHonors Program and (vi) remit to Hilton the advertising and promotion fees as set forth in the Conrad International Management Agreements.

               (c) Subject to Section 27 hereof, during the term of this Agreement and at Park Place's request and subject to the approval of Hilton and its subsidiaries, the Park Place Parties shall cause each of the Other Hotels to do all of the following: (i) participate in Hilton Reservations Worldwide in accordance with the HRW Terms; (ii) participate in the HHonors Program in accordance with the HHonors Terms; (iii) pay the fees established annually by Hilton Reservations Worldwide, L.L.C. for participation in Hilton Reservations Worldwide; (iv) purchase, install and thereafter maintain, at their sole cost, computer equipment and other hardware and software and related systems for the utilization of Hilton Reservations Worldwide; (v) pay the fees and be entitled to receive the reimbursements as such fees and reimbursements are established annually by Hilton HHonors Worldwide, L.L.C., for participation in the HHonors Program and (vi) pay a national and regional group advertising and sales and business promotions services fee to Hilton equal to 1% of Net Room Revenues for such hotel; PROVIDED, HOWEVER, that Bally's Park Place shall not be required to pay the fee described in the preceding clause (vi).

               (d) Notwithstanding anything to the contrary in this Agreement or in the HRW Terms or HHonors Terms, Hilton HHonors Worldwide, L.L.C. and Hilton Reservations Worldwide, L.L.C. shall not provide reservation services or any other services to any hotel or permit the participation of any hotel in Hilton Reservations Worldwide or the HHonors Program if the provision of such services or participation would violate applicable law. As long as such hotels participate in the HHonors Program, the Hilton Casino Hotels, Conrad Properties, and Other Hotels will have the same rights to use the HHonors Program trademarks as any other hotels participating in the HHonors Program.

          5.   OWNERSHIP OF MARKS.

               (a) Hilton acknowledges, without representation, warranty or inquiry, that, by virtue of the assignment made in Section 2, Park Place is the exclusive owner of the Assigned Rights. Hilton agrees that no Hilton Party has any right, title or interest in or to any of the Assigned Rights from and after the date hereof.

               (b) Hilton agrees to cooperate fully with Park Place, at Park Place's expense, in recording appropriate assignment and other documents evidencing Park Place's acquisition and ownership of the Assigned Rights. Hilton agrees to take no action inconsistent with Park Place's ownership of and interest in the Assigned Rights. Park Place agrees to cooperate fully with the Hilton Parties at Park Place's expense in recording appropriate documents evidencing the License to the Park Place Parties.

               (c) No Hilton Party shall attack the validity of any of the Assigned Rights, Park Place's ownership thereof, or any of the terms of this Agreement, or assist any third party in doing any of the same, and each Hilton Party hereby waives any right to contest the validity of the Assigned Rights.

               (d) Park Place acknowledges that Hilton is the exclusive owner of the Hilton Mark and CRC is the exclusive owner of the Conrad Mark. Park Place agrees that no Park Place Party has any right, title or interest in or to any Licensed Mark, except as expressly set forth in Sections 2(a)(ix) and 3. Park Place agrees that all uses of any Licensed Mark by the Park Place Parties and third parties and the goodwill associated with such uses shall inure solely to the benefit of the Licensor of such Licensed Mark.
 Upon termination of its rights to use a Licensed Mark as provided in this Agreement, all right and interest of such Park Place Party in and to such Licensed Mark shall revert fully to the Licensor of such Licensed Mark.

               (e) Park Place agrees, if requested by either Licensor, to cooperate fully with such party in recording appropriate documents evidencing such Licensor's ownership of a Licensed Mark. Park Place agrees to take no action inconsistent with either Licensor's ownership of and interest in its Licensed Mark.

               (f) No Park Place Party shall attack the validity of either Licensor's ownership of its Licensed Mark or any of the terms of this Agreement, or assist any third party in doing any of the same.

          6. LIMITATIONS ON USE OF THE LICENSED MARKS. The License is expressly subject to the following conditions:

               (a) in its use of any Licensed Mark, each Park Place Party shall faithfully reproduce such mark's design, coloration and appearance, as such design, coloration and appearance may be modified from time to time by the Licensor of such Licensed Mark. No Park Place Party shall modify the design, coloration or appearance of a Licensed Mark unless requested to do so in writing by the Licensor of such Licensed Mark;

               (b) all uses of a Licensed Mark by any Park Place Party, other than any previously authorized use in effect as of the Distribution Date in connection with the Gaming Business, shall be subject to the applicable Licensor's prior written approval, which approval shall not be unreasonably withheld or delayed, on the basis of samples submitted by such Park Place Party and shall be made in strict conformance with such reasonable specifications as the Licensor of the Licensed Mark shall establish, as such specifications may be modified by the applicable Licensor from time to time;

               (c) all displays of a Licensed Mark by each Park Place Party shall bear such copyright, trademark, service mark and other notices as the Licensor of such Licensed Mark shall reasonably require, and each Park Place Party shall adhere to any other reasonable and customary posting requirements developed by the applicable Licensor with respect to such Licensed Mark;

               (d) no Park Place Party shall use a Licensed Mark as part of, or display such Licensed Mark in conjunction with, any other names or marks except with the Licensor of such Licensed Mark's prior written approval;

               (e) no Park Place Party shall use a Licensed Mark or any confusingly similar or diluting mark, term or design, except as expressly authorized in this Agreement, and no Park Place Party shall attempt to register or aid any third party in using or attempting to register any such mark, term or design;

               (f) no Park Place Party shall use a Licensed Mark in any manner that will indicate that it is using such Licensed Mark other than as a licensee; and

               (g) no Park Place Party shall, and shall cause each of its Subsidiaries and affiliates not to, at any time use the trademark, name or sign "Hilton" or any variation thereof outside the United States to represent, directly or indirectly, that any hotel, bar, restaurant, gaming interest or related facility is owned, operated or licensed by Hilton in such area or is a member of its group.

          7.   QUALITY CONTROL.

               (a) The Licensors are familiar with the quality of the goods and services to be provided by Park Place and the Gaming Subsidiaries in the Gaming Business and find, at the present time, the quality of such goods and services to be acceptable. All goods and services to be provided by the Park Place Parties under a Licensed Mark shall be provided substantially in accordance with the quality standards of Park Place and the Gaming Subsidiaries now in place or with such other quality standards as the applicable Licensor(s) may reasonably establish from time to time.

               (b) Each of Hilton and CRC shall have the right, at reasonable times and with prior notice, to inspect any facility operated by any Park Place Party under a Licensed Mark, and any goods (including, without limitation, any advertising and promotional materials used in connection with the Gaming Business and Conrad Properties) provided by any Park Place Party that bear a Licensed Mark, at any time for the purpose of determining whether they have met or are meeting the quality standards required under this Agreement. Each Park Place Party shall promptly produce and deliver (at its own expense) to the applicable Licensor such examples of its use of the Licensor's Licensed Mark as such Licensor shall reasonably request.

          8.   LIMITATION OF LIABILITY; INDEMNITY.

               (a) THE ASSIGNED RIGHTS AND THE LICENSED MARKS ARE PROVIDED TO THE PARK PLACE PARTIES "AS IS." THE HILTON PARTIES DISCLAIM ANY EXPRESS OR IMPLIED WARRANTY, INCLUDING NON-INFRINGEMENT, WITH RESPECT TO THE ASSIGNED RIGHTS AND THE LICENSED MARKS. IN NO EVENT SHALL THE HILTON PARTIES BE LIABLE FOR ANY MATTER WHATSOEVER RELATING TO THE USE BY ANY PARK PLACE PARTY OF THE LICENSED MARKS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 8 AND SECTION 9 OF THIS AGREEMENT.

               (b) Park Place shall indemnify, defend and hold harmless the Hilton Parties, their past and present affiliates, subsidiaries, other related companies, licensees and properties, and each of the foregoing entities' respective past and present employees, representatives, directors, officers, partners and agents (each, a "HILTON PARTY INDEMNITEE"), from and against any and all costs, liabilities and expenses, including, without limitation, interest, penalties, attorney and third party fees, and all amounts paid in the investigation, defense and/or settlement of any claim, action or proceeding (collectively, "EXPENSES"), that relate to (i) the provision or promotion of goods or services by any Park Place Party under a Licensed Mark, notwithstanding any approval which may have been given by any Hilton Party Indemnitee with respect to the provision or promotion of such goods or services and/or (ii) any liabilities or obligations arising under any license agreement assigned to the Park Place Parties pursuant to Section 2 of this Agreement; PROVIDED, HOWEVER, that the Park Place Parties shall have no obligation to indemnify, defend and hold harmless any Hilton Party Indemnitee under clause (i) above from any Expenses resulting from any claim of any third party that a Licensed Mark is invalid, unless such claim of invalidity arises from a Park Place Party's failure to comply with the terms of this Agreement.

               (c) Hilton or CRC, as applicable, shall indemnify, defend and hold harmless the Park Place Parties and their respective past and present employees, representatives, directors, officers and agents (each, a "PARK PLACE PARTY INDEMNITEE"), from and against any and all Expenses resulting from any claim asserted against any Park Place Party Indemnitee by any third party alleging that a Park Place Party's use of a Licensed Mark infringes upon the proprietary rights of such third party, PROVIDED that such claim arises from such Park Place Party's use of such Licensed Mark in accordance with the terms of this Agreement.

               (d) If any claim or action is asserted against any party that would entitle such party to indemnification pursuant to Section 8(b) or (c) (a "PROCEEDING"), any party who seeks indemnification (the "INDEMNIFIED PARTY") shall give written notice thereof to the party or parties from whom indemnification is sought (the "INDEMNITOR") promptly, but in no event later than thirty (30) days after such Indemnified Party learns of the existence of such Proceeding; PROVIDED, HOWEVER, that the Indemnified Party's failure to give the Indemnitor prompt notice shall not bar the Indemnified Party's right to indemnification unless such failure has materially prejudiced the Indemnitor's ability to defend such Proceeding. The Indemnitor shall have the right to employ counsel reasonably acceptable to the Indemnified Party to defend any such Proceeding, or to compromise, settle or otherwise dispose of the same, if the Indemnitor deems it advisable to do so, all at the expense of the Indemnitor, PROVIDED that the Indemnitor shall not have the right to control the defense of any such Proceeding unless it has acknowledged in writing its obligation to indemnify the Indemnified Party fully from all Expenses incurred as a result of such Proceeding. The Indemnitor shall not settle, or consent to the entry of any judgment in, any Proceeding without obtaining either (i) an unconditional release of the Indemnified Party from all liability with respect to all claims underlying such Proceeding or (ii) the prior written consent of the Indemnified Party. Each Indemnitor and each Indemnified Party will fully cooperate with each other in any such Proceeding and shall make available to each other any books or records useful for the defense of any such Proceeding. If the Indemnitor fails to acknowledge in writing its obligation to defend against such Proceeding within fifteen (15) days after receiving written notice thereof as provided above, the Indemnified Party shall be free to dispose of the matter, at the expense of the Indemnitor, in any way in which the Indemnified Party reasonably deems to be in its best interest.

               (e) The parties hereto are also subject to indemnification provisions in the Distribution Agreement. The indemnification provisions set forth herein are intended to supplement, but not to replace, the indemnification provisions in the Distribution Agreement. To the extent the indemnification provisions set forth herein conflict with those set forth in the Distribution Agreement, those provisions that provide the greatest benefits to the Indemnified Party shall control.

          9. INFRINGEMENT PROCEEDINGS. Each Park Place Party shall provide Hilton or CRC, as applicable, with prompt written notice of (i) any unauthorized uses by third parties of a Licensed Mark, or of confusingly similar or diluting trademarks, service marks, trade names, terms or designs, which come to the attention of such Park Place Party and (ii) any action commenced or threatened against such Park Place Party in connection with its use of a Licensed Mark. Each Licensor shall have the right, in its sole discretion, to commence infringement or unfair competition actions regarding any unauthorized use by third parties of such Licensor's Licensed Mark or any confusingly similar or diluting devices. The Park Place Parties shall cooperate with and assist the Licensors in their investigation and prosecution of any of the foregoing.

          10. INJUNCTION. Each Park Place Party agrees that if application is made by Hilton or Hilton International CO to reinstate the Injunction, such Park Place Party shall not oppose or contest such application or take any other action to interfere with the reinstatement of the Injunction. Each Park Place Party shall cooperate, if requested by Hilton and/or Hilton International CO, in obtaining court approval of any such application and shall execute any documents required by the court in connection therewith. If the Injunction is reinstated, each

Park Place Party shall take all actions necessary to comply with the terms and provisions set forth in the Injunction.

          11. RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be construed to create any relationship among the parties of agency, partnership, franchise or joint venturer or render any party liable for any debts or obligations incurred by any other party hereto. No party is authorized to enter into agreements for or on behalf of any other party hereto, to collect any obligation due or owed to any such party, or to bind any other party in any manner whatsoever.

          12. ASSIGNMENT AND SUBLICENSE. No Park Place Party may assign its rights under this Agreement or sublicense its rights to use either Licensed Mark to a third party without the prior written consent of the Licensor of such Licensed Mark (which consent may be withheld in the sole discretion of such Licensor). Upon any assignment or sublicense entered into in accordance with this Section 12, such assignee or sublicensee shall enter into an assignment or sublicense agreement with such Park Place Party, in a form reasonably satisfactory to the applicable Licensor, pursuant to which such assignee or sublicensee agrees to comply with, and be bound by, the terms of this Agreement and acknowledges the status of Hilton and CRC as intended third party beneficiaries of such assignment or sublicense agreement. If requested by the applicable Licensor, such assignee or sublicensee shall also execute an instrument or instruments pursuant to which such assignee or sublicensee shall be bound by, and become a party to, this Agreement. Any purported assignment or sublicense by any Park Place Party not in compliance with the terms of this Agreement shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

          13.  TERM; TERMINATION OF LICENSE.

               (a) This Agreement, unless earlier terminated pursuant to this Section 13, shall expire upon the later to occur of the expiration (or earlier termination) of the Hilton License and the Conrad License. By mutual agreement of the parties, the term of this Agreement may be renewed with respect to any License for an extended period to be determined by the parties.

               (b) During the Initial Term, the Park Place Parties shall be required to use the Hilton Mark at each of the Hilton Casino Hotels. Thereafter, the Park Place Parties may terminate use of the Hilton Mark at any Hilton Casino Hotel by giving the Hilton Parties at least six months' written notice of the Park Place Parties' decision to terminate use of the Hilton Mark; PROVIDED, HOWEVER, that with respect to the Las Vegas Hilton, Reno Hilton and Atlantic City Hilton, the Park Place Parties shall be required to use the Hilton Mark for the Extended Term, except the Park Place Parties may terminate use of the Hilton Mark if: (i) the Las Vegas Hilton, Reno Hilton and Atlantic City Hilton are sold by the Park Place Parties and the Park Place Parties pay the Hilton Parties the present value of the Yearly Fee due under the remainder of the Extended Term, discounted back at a six percent annual rate or (ii) after the fifth anniversary of the date hereof, the Park Place Parties provide the Hilton Parties with at least six months' written notice of the Park Place Parties' decision to terminate use of the Hilton Mark with respect to the Las Vegas Hilton, Reno Hilton and Atlantic City Hilton, and the Park Place

Parties pay the Hilton Parties the present value of the Yearly Fee due under the remainder of the Extended Term, discounted back at a six percent annual rate.

               (c) Notwithstanding any of the foregoing, any party may at any time terminate this Agreement in the event of a material breach by any other party of any provision herein that has not been cured within ten days following the receipt by the breaching party of notice of such breach, PROVIDED, HOWEVER, that the availability of such right of termination shall not prejudice the terminating party's right to pursue any additional remedies at law or in equity with respect to such breach.

          14.  EFFECT OF TERMINATION.

               (a) Upon the termination of this Agreement, the Park Place Parties shall:

                    (i) immediately discontinue use of the Licensed Marks, refrain from using any confusingly similar marks, terms or designs, and no longer possess any right or interest in the Licensed Marks; and

                    (ii) if Hilton requires, cooperate with Hilton to apply to the appropriate authorities to cancel from all governmental records the recording of this Agreement or to record the termination of this Agreement.

               (b) Notwithstanding any termination of this Agreement, (i) the provisions of Section 2 (Assignment of Marks and Licenses), Section 5 (Ownership of Marks), Section 6(e) (Limitations on Use of the Licensed Marks), Section 8 (Limitation on Liability; Indemnity), Section 15 (Severability), Section 17 (Specific Performance), Section 18 (Arbitration),
Section 19 (Choice of Law), Section 20 (Attorneys' Fees) and Section 25 (Waiver) of this Agreement shall remain in full force and effect in perpetuity and (ii) the provisions of Section 14(a) of this Agreement shall remain in effect until satisfied in full.

          15. SEVERABILITY. The invalidity or partial invalidity or unenforceability of any portion of this Agreement shall not affect the validity or enforceability of any other portion. If it is ever held that any covenant hereunder is too extensive to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such covenant to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such covenant.

          16. REMEDIES. Each of the parties acknowledge and agree that money damages would be inadequate relief for any breach or threatened breach by the other party of its obligations hereunder, and that upon such breach, the non-breaching party or parties, as the case may be, shall be entitled to injunctive or other equitable relief for any breach or threatened breach thereof.

          17. SPECIFIC PERFORMANCE. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

          18. ARBITRATION. The parties hereto agree that any dispute, controversy or disagreement between the parties related to the obligations of the parties under this Agreement in respect of which resolution cannot be reached shall be submitted for mediation and final and binding arbitration in accordance with Section 9.14 of the Distribution Agreement, including Section 9.14(c) thereof regarding the parties' ability to seek specific performance or injunctive relief thereof.

          19. CHOICE OF LAW. This Agreement shall be construed under and entered in accordance with the laws of the State of New York.

          20. ATTORNEYS' FEES. If any party commences an action against the other with respect to this Agreement, the prevailing party in such action shall be entitled to an award of reasonable costs and expenses of mediation, arbitration and/or litigation, including reasonable attorneys' fees, to be paid by the non-prevailing party.

          21. EXPENSES. Except as specifically provided otherwise in this Agreement, all fees and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by Park Place. In addition, it is understood and agreed that Park Place shall pay the legal, recording, filing and out-of-pocket expenditures in connection with (a) the filing and recordation of the assignment of the Assigned Marks and the License and (b) any accrued and unpaid fees and expenses with respect to legal, recording, filing and other expenses related to the Assigned Marks.

          22. ENTIRE AGREEMENT. This Agreement (and the exhibit, annexes and schedules hereto which are incorporated by reference herein and made part hereof) and the Distribution Agreement (including any Ancillary Agreements, as such term is defined in the Distribution Agreement) constitute the entire agreement and understanding among the parties hereto with respect to the subject matter covered by such agreements, and supersedes any prior or contemporaneous agreement or understanding related to the subject matter hereof and thereof. To the extent that the terms of this Agreement and similar terms of the Distribution Agreement or any Ancillary Agreement are in conflict, the interpretation given to the conflicting terms of the Distribution Agreement shall govern the interpretation and performance of this Agreement.

          23. AMENDMENTS. This Agreement may not be amended, supplemented or modified in any respect except by written agreement among the parties, duly signed by their respective authorized representatives.

          24. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

          25. WAIVER. Park Place may specifically waive any breach of this Agreement by the Hilton Parties and Hilton may waive any breach of this Agreement by a Park Place Party;

PROVIDED, HOWEVER, that no such waiver shall be deemed effective unless in writing, signed by the waiving party, and specifically designating the breach waived. No waiver shall constitute a continuing waiver of similar or other breaches.

          26. NOTICES. Any notice required or permitted hereunder shall be in writing and shall be deemed received (a) upon personal delivery, if so delivered, (b) upon three (3) business days after having been deposited in the United States mail, first class, postage prepaid, return receipt requested, or (c) on the next business day if sent by nationally recognized overnight delivery service. In each such case, notices shall be addressed as follows:

                  If to Hilton:

                           Hilton Hotels Corporation
                           9336 Civic Center Drive
                           Beverly Hills, CA 90210
                           Attn.:  General Counsel
                           Telecopy: (310) 205-7677

                  If to CRC:

                           c/o Hilton Hotels Corporation
                           9336 Civic Center Drive
                           Beverly Hills, CA 90210
                           Attn.:  General Counsel
                           Telecopy:  (310) 205-4613

                  If to one or more of the Park Place Parties:

                           Park Place Entertainment Corporation
                           3930 Howard Hughes Parkway, 4th Floor
                           Las Vegas, Nevada  89109
                           Attn.:   General Counsel
                           Fax:     (702) 699-5179

or to such other address as one party may designate to the other by written notice given in accordance with this Section 26.

          27. NOTICE OF ENTRY INTO PARK PLACE MARKETS. Hilton shall give Park Place six months' written notice (the "NOTICE OF ENTRY") prior to the development or acquisition by any Hilton Party of any casino hotels branded with the Hilton Mark or the Conrad Mark within any Park Place market. If the Park Place Party operating in such Park Place market provides Hilton, within 30 days of receipt of such Notice of Entry, of its agreement to cease using the Hilton Mark or Conrad Mark, as the case may be, in such market within six months and of its decision to withdraw from Hilton Reservations Worldwide and the HHonors Program (the "NOTICE OF WITHDRAWAL"), Hilton shall use its reasonable best efforts to remove such Park Place Party from Hilton Reservations Worldwide and the HHonors Program within six months of Hilton's receipt of such Notice of Withdrawal.

          28. FURTHER ASSURANCES. The parties hereto hereby covenant and agree to execute and deliver all such documents, make such government filings, and to do or cause to be done all such acts or things as may be necessary to complete and effect the transactions contemplated hereby.

          29. COMPLIANCE BY SUBSIDIARIES. Hilton shall take all such actions as are necessary to ensure compliance with the terms of this Agreement by the Hilton Parties other than Hilton; and Park Place shall take all such actions as are necessary to ensure compliance with the terms of this Agreement by the Park Place Parties other than Park Place.

          30. HEADINGS. The descriptive headings of the several sections of this Agreement are for convenience only and do not constitute a part of the Agreement or affect its meaning or interpretation.

                          [Signature page to follow]

          IN WITNESS WHEREOF, a duly authorized representative of each party has executed this Agreement as of the date first written above.


                                   HILTON HOTELS CORPORATION,
                                   a Delaware corporation


                                   By:  /s/ Thomas E. Gallagher
                                       ---------------------------------------
                                   Name:    Thomas E. Gallagher
                                   Title:   Executive Vice President and
                                            General Counsel



                                   PARK PLACE ENTERTAINMENT CORPORATION,
                                   a Delaware corporation


                                   By:  /s/ Scott A. LaPorta
                                       ---------------------------------------
                                   Name:    Scott A. LaPorta
                                   Title:   Executive Vice President and
                                            Chief Financial Officer



                                   CONRAD INTERNATIONAL ROYALTY CORPORATION, a Nevada corporation


                                   By:  /s/ Robert M. La Forgia
                                       ---------------------------------------
                                   Name:    Robert M. La Forgia
                                   Title:   Senior Vice President and Controller

STATE OF CALIFORNIA      )
         ---------------
                         )    ss:
COUNTY OF LOS ANGELES    )
         ---------------

          Before me, a Notary Public, in and for said County and State, on this day personally appeared Thomas E. Gallagher, the Executive Vice President and General Counsel of Hilton Hotels Corporation, known to me as the person whose name is subscribed to the foregoing instrument.

          Given under my hand and seal this 23rd day of December, 1998.



                                                   /s/  David Marote
            [SEAL]                     ---------------------------------------
                                                      Notary Public


           My Commission Expires:              8/8/2002
                                       ---------------------------------------

STATE OF CALIFORNIA      )
         ---------------
                         )    ss:
COUNTY OF LOS ANGELES    )
         ---------------

          Before me, a Notary Public, in and for said County and State, on this day personally appeared Scott A. LaPorta, the Executive Vice President and Chief Financial Officer of Park Place Entertainment Corporation, known to me as the person whose name is subscribed to the foregoing instrument.

          Given under my hand and seal this 31st day of December, 1998.



                                                   /s/  SUSAN BIRD
            [SEAL]                     ---------------------------------------
                                                      Notary Public


           My Commission Expires:              September 5, 2002
                                       ---------------------------------------

STATE OF CALIFORNIA      )
         ---------------
                         )    ss:
COUNTY OF LOS ANGELES    )
         ---------------

          Before me, a Notary Public, in and for said County and State, on this day personally appeared Robert M. La Forgia, the Senior Vice President and Controller of Conrad International Royalty Corporation, known to me as the person whose name is subscribed to the foregoing instrument.

          Given under my hand and seal this 31st day of December, 1998.



                                                   /s/  Yvonne Tang
                                       ---------------------------------------
                                                      Notary Public


           My Commission Expires:                  April 12, 2002
                                       ---------------------------------------


                                    [SEAL]

                                  SCHEDULE A


                                ASSIGNED MARKS


                                                APPLIC. NO.         REG. NUMBER
         TRADEMARK            CLASS/GOODS      FILING DATE          AND DATE
7 HEAVEN                    Casino services                          1,440,235
                                                                       5-14-87

7 HEAVEN DOLLARS            Casino services                          1,439,550
                                                                       5-12-87

777 HEAVEN                  Casino services                          1,439,557
                                                                       5-12-87

ANIMATIONS                                                           1,677,163
                                                                       2-25-92

ATLANTIC CITY'S WINNING                                              1,386,348
 ADDRESS                                                              3-11-86

B                           Class 41           090,602
                                               4-28-96

B (STYLIZED)                nutritional        75/169,129
                            supplements        9-20-96

B (STYLIZED)                credit cards       75/162,874

B (STYLIZED)                health clubs       74/640,369
                                               2-24-95

BFIT                        nutritional        75/166,310
                            supplements        9-16-96

B WEAR (stylized)           sportswear         75/452,111
                                               3-18-98

BALLY                       ball rolling                               505,218
                            games                                     12-28-48

BALLY                       business                                 1,909,427
                            management                                 8-01-95

BALLY                       electrical                               1,646,697
                            apparatus                                  6-04-91

BALLY                       relay mechanisms,                        1,012,199
                            etc.                                       6-03-75

BALLY (SCRIPT)                                 155,687
                                               4-09-91

BALLY                       classes                                  1,552,562
                            9,28,41,42                                 8-22-89

BALLY BFIT                  nutritional        75/166,200
                            supplements        9-16-96

BALLY BOB                   casino services                          1,955,688
                                                                       2-13-96

BALLY BOB DESIGN (I)        casino services                          1,975,755
                                                                       5-28-96

BALLY CAJUN                 electronic video                         1,792,139
                            lottery terminals                          9-07-93

                                                APPLIC. NO.         REG. NUMBER
         TRADEMARK            CLASS/GOODS      FILING DATE          AND DATE
BALLY GAMING                casino services                          1,820,490
                                                                       2-08-94

BALLY MARDIGRAS             casino services                          1,806,687
                                                                      11-23-93

BALLY MAVERICK              Class 9                                  1,816,368
                                                                       1-11-94

BALLY MIDWAY                Classes 9 and 28                         1,066,701
                                                                       8-06-84

BALLY SYSTEM 5000                                                    1,547,119
                                                                       7-11-89

BALLY TOTAL FITNESS         credit card        75/165,335
                            services           9-13-96

BALLY TOTAL FITNESS         Class 41                                 1,992,150
                                                                        8-6-96

B BALLY TOTAL FITNESS       Class 41                                 1,973,721
(square design)                                                        5-14-96

B BALLY TOTAL FITNESS       Class 41                                 2,020,035
(design)                                                               12-3-96

B BALLY TOTAL FITNESS       credit card        75/162,713
(design)                    services           9-9-96

BALLY'S                     credit card                              1,904,615
                            services                                   7-11-95

BALLY'S                     casino services                          1,515,843
                                                                      12-06-88

BALLY'S                     video and pinball                        1,581,959
                            arcade services                            2-06-90

BALLY'S                     hotel services                           1,523,910
                                                                       2-07-89

BALLY'S                                                              1,533,712
                                                                       4-04-89

BALLY'S                                                              1,543,909
                                                                       6-13-89

BALLY'S (script)            credit card                              1,915,383
                            services                                   8-29-95

BALLY'S                     health club                              1,870,035
                                                                      12-27-94

BALLY'S (script)            health club                              1,854,914
                                                                       9-20-94

BALLY'S BELLE OF ORLEANS    classes 41 and 42                        2,012,257
                                                                      10-29-96

BALLY'S BIG BUCKS           casino services                          1,767,697
                                                                       4-27-93

BALLY'S CASINO LAKESHORE    classes 41 and 42                        1,982,255
RESORT (design)                                                        6-25-96


                                                  APPLIC. NO.       REG. NUMBER
          TRADEMARK             CLASS/GOODS       FILING DATE        AND DATE
 ------------------------    -----------------    -----------       -----------
 BALLY'S CASINO LAKESHORE    classes 41 and 42                        1,973,722
 RESORT                                                                 5-14-96

 BALLY'S COMMODORE CLUB      classes 16 & 41 -                        2,032,928
                             printed id cards                           1-21-97
                             and bonus
                             programs

 BALLY'S COMMODORE CLUB AND  classes 16 & 41 -                        2,034,472
 DESIGN                      printed id cards                           1-28-97
                             and bonus
                             programs

 BALLY'S GAMING U.           Class 41                                 2,112,386
                                                                       11-11-97

 BALLY'S GAMING U. AND       Class 41                                 2,105,286
 DESIGN                                                                10-14-97

 BALLY'S GAMING U. AND       Class 41                                 2,108,952
 DESIGN 2                                                              10-28-97

 BALLY'S GAMING UNIVERSITY   Class 41                                 2,103,312
                                                                       10-07-97

 BALLY'S GRAND               Class 41                                 1,543,909
                                                                        6-13-89

 BALLY'S GRAND               Class 42                                 1,533,712
                                                                         4-4-89

 BALLY'S LAKEHOUSE           Class 41            74/723,086
                                                    8-31-95

 BALLY'S PARIS               Classes 41 and 42   75/103,801
                                                    5-14-96

 BALLY'S SALOON & GAMBLING   Class 41                                 1,955,699
 HALL (stylized)                                                        2-13-96

 BALLY'S SALOON, GAMBLING    Classes 41 and 42                        2,048,291
 HALL HOTEL                                                             3-25-97

 BALLY'S TOTAL FITNESS       Class 41                                 1,673,918
                                                                        1-28-92

 BANNER                      Class 42                                 1,134,830
                                                                        5-06-80

 BARRONSHIRE PRIME RIB       restaurant                               1,382,797
                             services                                   2-11-86

 BEEF BARRON                 restaurant                               1,345,187
                             services                                   6-25-85

 BG LOGO                     Class 41                                 1,498,142
                                                                        7-26-88

 BIG BUCKS                   Class 41                                 1,847,026
                                                                        7-26-94

 BROADWAY VARIETIES and      Class 41                                 1,690,577
 design                                                                  6-2-92

 CANDYMANIA                  retail store                             2,007,114
                                                                        10-8-96

 CITY LITES                  Class 41                                 1.243,194
                                                                        6-21-83

 CLUB MAGIC                  Class 41            74/696,443
                                                   12-13-95

 FLAGSHIP BUFFET             hotel, restaurant                        1,692,123
                                                                         6-9-92

 FLAMINGO "BIRD" DESIGN      Class 41                                 1,724,334
                                                                       10-13-92



                                                  APPLIC. NO.       REG. NUMBER
          TRADEMARK             CLASS/GOODS       FILING DATE        AND DATE
 ------------------------    -----------------    -----------       -----------
 FLAMINGO CASINO                                                      1,948,375
                                                                       12-19-95

 FLAMINGO PLAYERS CLUB       Classes 41 and 42                        2,015,176
                                                                       11-12-96

 FRUIT BASKET BUFFET         restaurant                               1,820,290
                                                                         2-8-94

 GARDEN OF THE DRAGON        restaurant                               1,702,280
                                                                        7-31-92

 LAUGHLIN AIR VACATIONS                          75/022,555
                                                   11-20-95

 LIGHTNING QUARTERS          Class 41                                 1,801,151
                                                                       10-26-93

 LOS TRES HOMBRES CANTINA                        filed 11-11-96

 MARGARITA GRILL             restaurant          74/712,265
                                                     8-7-95

 MR. MING'S                  restaurant                               1,835,833
                             services                                   5-10-94

 MVP                                             filed 12-19-89

 O'SHEAS CASINO              casino services                          1,692,034
                                                                         6-9-92

 PARIS                       Classes 41 and 42   74/653,425
                                                    3-29-95

 PARIS CASINO - RESORT       Classes 41 and 42   74/703,331
 (stylized)                                         7-18-95

 PARIS CASINO RESORT         Classes 41 and 42   74/703,332
                                                    7-18-95

 PARK PLACE (and design)                         filed 10-31-81

 PARK PLACE                                      filed 10-31-81

 PIN PAN ALLEY               Class 41                                 1,215,311
                                                                       11-02-82

 RENO'S NEW GOLD STANDARD                        74/733,745
                                                    9-25-95

 RIGHT ON THE RIVER, RIGHT   Class 41                                 1,738,711
 ON THE MONEY                                                           12-8-92

 SEAPOINT INN                                    filed 12-4-90

 SLOT MAGIC (and design)     Class 41                                 1,699,523
                                                                         7-7-92

 SUPERBOOK                   legal sports,                            1,519,150
                             race wagering                               1-3-89

 THE BUFFET OF CHAMPIONS     hotel, restaurant                        1,755,852
 (and design)                services                                    3-2-93



                                                  APPLIC. NO.       REG. NUMBER
          TRADEMARK             CLASS/GOODS       FILING DATE        AND DATE
 ------------------------    -----------------    -----------       -----------
 THE END OF THE RAINBOW      hotel, restaurant                        1,090,516
                             services                                    5-2-78

 THE GRAND VIP CARD          Classes 41 and 42                        1,867,269
                                                                       12-13-94

 THE NATION'S ODDS MAKER     Class 41                                 1,784,997
                                                                        7-27-93

 THE OAKS                    restaurant                               1,821,905
                             services                                   2-15-94

 THE SKY'S THE LIMIT         Class 41                                 1,379,481
                                                                        1-21-86

 THE VERTICAL CLUB           Classes 41 and 42                        1,724,335
                                                                       10-13-92

 THIS SOUNDS LIKE THE PLACE  Class 41                                 1,707,354
 TO BE                                                                  8-11-92

 TREE DESIGN                                     filed 1-18-83

 VERTICAL CLUB               health club                              1,666,141
                                                                       11-26-91

 VERTICAL CLUB               sportswear                               1,734,972
                                                                        1-24-92

 VERTICAL CLUB (triangle     sportswear                               1,733,050
 design)                                                                5-25-93

 VERTICAL CLUB AND DESIGN    health club                              1,151,961
                                                                        4-21-81

 VERTICAL CLUB (circle       sportswear                               1,715,953
 design)                                                                9-15-92

 WE DO IT BIGGER             Class 41                                 1,858,926
                                                                       10-18-94

 YOU WON'T BELIEVE YOUR      Class 41                                 1,757,279
 EARS                                                                    3-9-93



       TRADEMARK                         OWNER                      FILING DATE
 ----------------------      ----------------------------------     -----------
 $10,000 PYRAMID             BALLY ENTERTAINMENT CORPORATION OR       02/26/92
                             BALLY MANUFACTURING ("BEC OR BM")

 1st IN SERVICE              BEC OR BM                                02/27/91

 FAST FIFTIES                BEC OR BM                                02/26/92

 LIGHTING QUARTERS           BEC OR BM                                02/26/92

 QUICK BUCKS                 BEC OR BM                                02/26/92

 THE MVP CARD                BEC OR BM                                09/18/90

 BALLY'S CASINO*LAKESHORE    BALLY'S LOUISIANA, INC. ("BLI")          02/20/95
 RESORT WITH DESIGN

 BALLY'S CASINO*LAKESHORE    BLI                                      02/20/95
 RESORT

 LET FREEDOM ROLL            BLI                                      04/24/95

 BALLY'S BELLE OF ORLEANS    BLI                                      08/29/96

 BALLY'S SALOON-GAMBLING     BALLY'S OLYMPIA LIMITED                  07/17/95

 HALL-HOTEL                  PARTNERSHIP ("BOLP")
 "M"                         BOLP                                     04/02/96

 MAVERICK'S                  BOLP                                     04/02/96

 MAVERICK'S HIGH STAKES      BOLP                                     04/02/96

 PARLOR
 DELTA STEAKHOUSE            BOLP                                     08/08/96

 THE MVP CARD                BALLY'S PARK PLACE, INC. ("BPPI")        09/18/90

 QUICK BUCKS                 BPPI                                     02/26/92

 $10,000 PYRAMID             BPPI                                     02/26/92

 LIGHTNING QUARTERS          BPPI                                     02/26/92

 FAST FIFTIES                BPPI                                     02/26/92

 CHAMPAGNE SLOTS             BPPI                                     07/25/94

 ARTURO'S                    BPPI                                     01/14/94

 BALLY BOB                   BPPI                                     07/27/95

 BILLY'S                     BPPI                                     01/11/96

 POKER, PONIES & KENO        BPPI                                     01/11/96

 HIDDEN TREASURES            BPPI                                     04/09/96

 'B' encircled by 'PARK      BPPI                                     04/11/96

 PLACE CASINO HOTEL TOWER'
 WILD PARTY                  BPPI                                     04/11/96

 BALLY'S PARK PLACE *        BPPI                                     05/06/96
 CASINO RESORT

 LONE STAR SNACK BAR         BPPI                                     07/17/97

 TAKE FIVE                   BPPI                                     07/29/97

 SWEET ROCKS & GUMDROPS      BPPI                                     08/11/97

 BOARDWALK MERCANTILE        BPPI                                     08/11/97

 BEYOND THE MISSISSIPPI      BPPI                                     08/11/97

 LOS TRES HOMBRES CANTINA    BPPI                                     08/11/97

 VIRGINIA CITY BUFFET        BPPI                                     08/11/97

 MOUNTAIN BAR                BPPI                                     08/11/97

 BALLY'S WILD WILD WEST      BPPI                                     08/11/97

 CASINO
 THE WILD * WILD WEST AT     BPPI                                     08/11/97

 BALLY'S PARK PLACE
 THE WILD * WILD WEST        BPPI                                     08/11/97

 CASINO AT BALLY'S PARK
 PLACE
 THE WILD WILD WEST CASINO   BPPI                                     08/11/97

 THE WILD WILD WEST          BPPI                                     08/11/97
 RUNAWAY JACKPOTS            BPPI                                     09/23/97



       TRADEMARK                         OWNER                      FILING DATE
 ----------------------      ----------------------------------     -----------
 BRONCO BUSTER               BPPI                                     09/23/97

 CRAZY JOKER                 BPPI                                     09/23/97

 BALLY'S MOST WANTED         BPPI                                     09/23/97

 JACKPOT ROUNDUP             BPPI                                     09/23/97

 LUCKY HORSESHOES            BPPI                                     09/23/97

 JACKPOT FIESTA              BPPI                                     09/23/97

 THE GRAND VIP CARD          GNOC CORP. ("GNOCC")                     09/15/93

 BLAST OF CASH               GNOCC                                    05/31/94

 HOT HOT HOT                 GNOCC                                    05/31/9

 TORNADOS OF CASH            GNOCC                                    05/31/94

 JACK POTTS                  GNOCC                                    09/25/96

 RANDOM REWARDS              GNOCC                                    11/22/96



       TRADEMARK                         OWNER                      FILING DATE
 ----------------------      ----------------------------------     -----------
 DRIVE IN FOR DOLLARS        GNOCC                                    01/07/97

 HALF YOUR PLAY   FREE A     GNOCC                                    06/03/07

 DAY
 CAPPUCINO'S                 GNOCC                                    10/31/97

 GATSBY'S                    GNOCC                                    03/05/98

 MR. MING'S                  GNOCC                                    03/05/98

 EMPRESS GARDEN              GNOCC                                    03/05/98

 CORNUCOPIA BUFFET           GNOCC                                    03/05/98

 CORNUCOPIA CAFE             GNOCC                                    03/05/98

 PEREGRINES'                 GNOCC                                    03/05/98

 HORIZONS                    GNOCC                                    03/05/98

 CHAIRMAN'S CLUB             GNOCC                                    03/05/98

 8TH HOLE BAR                HILTON                                   11/02/89



       TRADEMARK                         OWNER                      FILING DATE
 ----------------------      ----------------------------------     -----------
 ALTA VILLA                  HILTON                                   12/06/89

 ANDIAMO                     HILTON                                   07/79/92

 BUGSY'S CELEBRITY THEATER   HILTON                                   01/08/93

 CARAVAN CORNER              HILTON                                   12/06/89

 CLUB FLAMINGO               HILTON                                   06/27/91

 CROWN ROOM BUFFET           HILTON                                   12/06/89

 DESIGN - ELONGATED OVAL     HILTON                                   09/18/90

 W/IN AN OVAL (LINDY'S)
 DESIGN - RUNNING CHIP       HILTON                                   01/10/90

 DESIGN - RUNNING LAUGHLIN   HILTON                                   01/10/90
 CHERRIES

 DESIGN - RUNNING PLUM       HILTON                                   01/10/90

 DESIGN - RUNNING            HILTON                                   01/10/90
 WATERMELON

 DONNYBROOK BUFFET           HILTON                                   11/02/89

 DOUBLE OPPORTUNITY SLOTS    HILTON                                   10/17/91

 FLAMINGO DINER              HILTON                                   08/24/92

 FLAMINGO DOWNS              HILTON                                   06/27/91

 FLAMINGO MAGIC              HILTON                                   09/14/92

 FLAMINGO MAGIC CLUB AND     HILTON                                   02/10/93
 LOGOI



       TRADEMARK                         OWNER                      FILING DATE
 ----------------------      ----------------------------------     -----------
 FOOD COURT                  HILTON                                   12/06/98

 FOOD FANTASY                HILTON                                   09/19/88

 GALLERY OF GOLD             HILTON                                   04/13/92

 JUST FOR LAUGHS             HILTON                                   10/06/92

 LAUGHLIN PREVIEW            HILTON                                   04/01/92

 LE MONTRACHET               HILTON                                   11/02/89

 LE MONTRACHET BAR           HILTON                                   11/02/89

 LINDY'S                     HILTON                                   03/28/89

 NEVADA'S #1 PLAYLAND        HILTON                                   11/02/89

 ODESSY(sp?) BUFFET          HILTON                                   12/06/89

 PADDOCK SNACK BAR           HILTON                                   11/02/89



       TRADEMARK                         OWNER                      FILING DATE
 ----------------------      ----------------------------------     -----------
 PEKING MARKET               HILTON                                   03/28/89

 PROMENADE BAR               HILTON                                   03/28/89

 PUB BAR                     HILTON                                   11/02/89

 RAINBOW BAR                 HILTON                                   12/06/89

 SHAMROCK CAFE               HILTON                                   11/02/89

 SHOW SPOT LOUNGE            HILTON                                   02/06/89

 SIERRA CROSSING             HILTON                                   12/06/89

 SNACKS 'N STUFF             HILTON                                   11/02/89

 SOCORRO SPRINGS CAFE        HILTON                                   11/02/89

 SPIRITS OF DR. WU           HILTON                                   3/28/89

 SUPERBOOK                   HILTON                                   02/21/90

 UTA MARO BAR AND LOUNGE     HILTON                                   11/02/89



                                                   APPLIC. NO.      REG. NUMBER
    TRADEMARK                     COUNTRY          FILING DATE       AND DATE
-----------------              -------------       -----------      -----------
 BALLY                           Australia           A-157829
                                                       5-8-61

 BALLY                           Australia                             A-252393
                                                                        9-29-71

 BALLY                            Benelux                               107,788
                                                                       12-31-71

 BALLY                            Benelux                               364,110
                                                                        7-15-80

 BALLY                            Botswana           87/00721
                                                     10-23-97

 BALLY                             Canada                               125,612
                                                                        3-02-62

 BALLY                            Denmark                                  1983
                                                                        7-15-83

 BALLY                            Denmark                             1330-1959
                                                                        8-01-59

 BALLY                        Fed. Republic of                          733,554
                                  Germany                               4-13-79

 BALLY                        Fed. Republic of                        1,036,512
                                  Germany                               8-08-79

 BALLY                             France                             1,380,644
                                                                       11-20-86

 BALLY                             France                             1,734,110
                                                                       10-26-90

 BALLY                             Italy                                 411485
                                                                        1-18-82

 BALLY                             Italy                                 413186
                                                                        3-10-86

 BALLY                             Kenya             SMA/1219
                                                        11/97

 BALLY                             Malawi              566/97
                                                     10/29/97

 BALLY                            Namibia             97/1500
                                                     10/24/97

 BALLY                          South Africa         95/09580
 class 9                                              7/25/95

 BALLY                          South Africa         95/09581
 class 28                                             7/25/95

 BALLY                          South Africa         95/09582
 class 41                                             7/25/95

 BALLY                          South Africa         97/11631
 class 42                                              8/4/97



                                                   APPLIC. NO.      REG. NUMBER
    TRADEMARK                     COUNTRY          FILING DATE       AND DATE
-----------------              -------------       -----------      -----------
 BALLY                           Swaziland             653/97
                                                     10/23/97

 BALLY                             Sweden                               198,465
                                                                       11-01-85

 BALLY                          Switzerland                             176,194
                                                                        4-02-59

 BALLY                          Switzerland                             302,217
                                                                        4-02-79

 BALLY                         United Kingdom                            790214
                                                                        4-28-59

 BALLY                         United Kingdom                        B1,149,994
                                                                        3-05-81

 BALLY                         United Kingdom                        B1,149,993
                                                                        3-05-81

 BALLY                             Zambia              713/97
                                                     10/29/97

 BALLY                            Zimbabwe            1692/97
                                                     10/28/97

 BALLY (SCRIPT)                  Australia                             A-290497
                                                                        2-09-77

 BALLY (SCRIPT)               Fed. Republic of                        1,184,362
                                  Germany                               3-24-92

 BALLY (SCRIPT)                United Kingdom                         1,441,062
                                                                        5-29-87

 BALLY (SCRIPT)                United Kingdom                         1,441,061
                                                                        5-29-87

 BALLY FITNESS                     France                             1,389,056
                                                                        1-13-87

 BALLYGAMING                       Canada                            TMA453,296
                                                                        2-02-96

 BALLY MIDWAY                     Austria                                119591
                                                                        5-11-88

 BALLY MIDWAY                     Benelux                                437085
                                                                       11-06-87

 BALLY MIDWAY                      France                               1434003
                                                                       11-05-87

 BALLY MIDWAY                      Italy                                 534597
                                                                       9-20--90

 BALLY MIDWAY                      Norway                               141,665
                                                                        6-14-90

 BALLY MIDWAY                   Republic of                              125142
                                  Ireland                              10-27-94



                                                   APPLIC. NO.      REG. NUMBER
    TRADEMARK                     COUNTRY          FILING DATE       AND DATE
-----------------              -------------       -----------      -----------
 BALLY MIDWAY                      Sweden                               235,729
                                                                        6-05-92

 BALLY MIDWAY                   Switzerland                             358,506
                                                                        3-22-88

 FAST FIFTIES                 Fed. Republic of                        2,030,906
                                  Germany                               2-22-93

 FAST FIFTIES                      France                             92/417008
                                                                       4-28--92

 FAST FIFTIES                  United Kingdom                         1,499,188
                                                                        5-07-93

 GALAXIAN                          Canada                               267,301
                                                                        3-12-82

 LIGHTING QUARTERS            Fed. Republic of                        2,030,907
                                  Germany                               2-22-93

 LIGHTING QUARTERS                 France                             92/417007
                                                                        4-28-92

 LIGHTING                      United Kingdom                         1,499,225
                                                                       11-07-91

 MIDWAY                            Canada                               973,900

 PAC-MAN                         Argentina                            1,064,719
                                                                       10-07-93

 PAC-MAN                         Argentina                            1,112,823
                                                                        2-08-85

 PAC-MAN                           Canada                               267,300
                                                                        3-12-82



                                                   APPLIC. NO.      REG. NUMBER
    TRADEMARK                     COUNTRY          FILING DATE       AND DATE
-----------------              -------------       -----------      -----------
 BALLY                           Australia           A-157829
                                                       5-8-61

 BALLY                           Australia                             A-252393
                                                                        9-29-71

 BALLY                            Benelux                               107,788
                                                                       12-31-71

 BALLY                            Benelux                               364,110
                                                                        7-15-80

 BALLY                            Botswana           87/00721
                                                     10-23-97

 BALLY                             Canada                               125,612
                                                                        3-02-62

 BALLY                            Denmark                                  1983
                                                                        7-15-83

 BALLY                            Denmark                             1330-1959
                                                                        8-01-59

 BALLY                        Fed. Republic of                          733,554
                                  Germany                               4-13-79

 BALLY                        Fed. Republic of                        1,036,512
                                  Germany                               8-08-79

 BALLY                             France                             1,380,644
                                                                       11-20-86

 BALLY                             France                             1,734,110
                                                                       10-26-90

 BALLY                             Italy                                 411485
                                                                        1-18-82

 BALLY                             Italy                                 413186
                                                                        3-10-86

 BALLY                             Kenya             SMA/1219
                                                        11/97

 BALLY                             Malawi              566/97
                                                     10/29/97

 BALLY                            Namibia             97/1500
                                                     10/24/97

 BALLY                          South Africa         95/09580
 class 9                                              7/25/95

 BALLY                          South Africa         95/09581
 class 28                                             7/25/95

 BALLY                          South Africa         95/09582
 class 41                                             7/25/95

 BALLY                          South Africa         97/11631
 class 42                                              8/4/97



                                                   APPLIC. NO.      REG. NUMBER
    TRADEMARK                     COUNTRY          FILING DATE       AND DATE
-----------------              -------------       -----------      -----------
 BALLY                           Swaziland             653/97
                                                     10/23/97

 BALLY                             Sweden                               198,465
                                                                       11-01-85

 BALLY                          Switzerland                             176,194
                                                                        4-02-59

 BALLY                          Switzerland                             302,217
                                                                        4-02-79

 BALLY                         United Kingdom                            790214
                                                                        4-28-59

 BALLY                         United Kingdom                        B1,149,994
                                                                        3-05-81

 BALLY                         United Kingdom                        B1,149,993
                                                                        3-05-81

 BALLY                             Zambia              713/97
                                                     10/29/97

 BALLY                            Zimbabwe            1692/97
                                                     10/28/97

 BALLY (SCRIPT)                  Australia                             A-290497
                                                                        2-09-77

 BALLY (SCRIPT)               Fed. Republic of                        1,184,362
                                  Germany                               3-24-92

 BALLY (SCRIPT)                United Kingdom                         1,441,062
                                                                        5-29-87

 BALLY (SCRIPT)                United Kingdom                         1,441,061
                                                                        5-29-87

 BALLY FITNESS                     France                             1,389,056
                                                                        1-13-87

 BALLYGAMING                       Canada                            TMA453,296
                                                                        2-02-96

 BALLY MIDWAY                     Austria                                119591
                                                                        5-11-88

 BALLY MIDWAY                     Benelux                                437085
                                                                       11-06-87

 BALLY MIDWAY                      France                               1434003
                                                                       11-05-87

 BALLY MIDWAY                      Italy                                 534597
                                                                       9-20--90

 BALLY MIDWAY                      Norway                               141,665
                                                                        6-14-90

 BALLY MIDWAY                   Republic of                              125142
                                  Ireland                              10-27-94



                                                   APPLIC. NO.      REG. NUMBER
    TRADEMARK                     COUNTRY          FILING DATE       AND DATE
-----------------              -------------       -----------      -----------
 BALLY MIDWAY                      Sweden                               235,729
                                                                        6-05-92

 BALLY MIDWAY                   Switzerland                             358,506
                                                                        3-22-88

 FAST FIFTIES                 Fed. Republic of                        2,030,906
                                  Germany                               2-22-93

 FAST FIFTIES                      France                             92/417008
                                                                       4-28--92

 FAST FIFTIES                  United Kingdom                         1,499,188
                                                                        5-07-93

 GALAXIAN                          Canada                               267,301
                                                                        3-12-82

 LIGHTING QUARTERS            Fed. Republic of                        2,030,907
                                  Germany                               2-22-93

 LIGHTING QUARTERS                 France                             92/417007
                                                                        4-28-92

 LIGHTING                      United Kingdom                         1,499,225
                                                                       11-07-91

 MIDWAY                            Canada                               973,900

 PAC-MAN                         Argentina                            1,064,719
                                                                       10-07-93

 PAC-MAN                         Argentina                            1,112,823
                                                                        2-08-85

 PAC-MAN                           Canada                               267,300
                                                                        3-12-82


                                     SCHEDULE B

                                    HILTON MARK

                                     SCHEDULE C

                                    CONRAD MARK

                                      ANNEX A

                  HILTON RESERVATION SERVICE TERMS AND CONDITIONS

               A. The Park Place Parties agree that they will use Hilton Reservations Worldwide as their principal reservation service with respect to any hotel using the Hilton Mark or the Conrad Mark and any of the Other Hotels and that they shall take no action detrimental to Hilton Reservations Worldwide, L.L.C.; PROVIDED, HOWEVER, that (i) the foregoing commitment shall not apply with respect to any hotels as to which Hilton Reservations Worldwide, L.L.C. is prohibited from providing reservation services and (ii) no Park Place Party shall be precluded from using other reservation services to the extent reasonably necessary to supplement Hilton Reservations Worldwide, PROVIDED that no Park Place Party shall take any action to diminish the business opportunities of Hilton Reservations Worldwide, L.L.C.

               B. The Park Place Parties will use their reasonable best efforts, and shall cooperate with Hilton Reservations Worldwide, L.L.C. in all reasonable respects, to enhance and improve Hilton Reservations Worldwide, L.L.C. and any other related services provided by Hilton Reservations Worldwide, L.L.C., for the mutual benefit of all participants in such services.

               C. The Park Place Parties will pay the fees established annually by Hilton Reservations Worldwide, L.L.C. for participation by Hilton Casino Hotels, the Conrad Properties, and Other Hotels in Hilton Reservations Worldwide.

               D. The Park Place Parties will purchase, install and thereafter maintain, at their sole cost, computer equipment and other hardware and software and related systems for the utilization of Hilton Reservations Worldwide, L.L.C.

               E. The Park Place Parties will comply with all other terms and conditions that may be established from time to time by Hilton Reservations Worldwide, L.L.C., for participation of hotels in Hilton Reservations Worldwide, L.L.C.

                                       ANNEX B

                         HHONORS PROGRAM TERMS AND CONDITIONS

               A. The Park Place Parties will pay the fees and be entitled to receive the reimbursements as such fees and reimbursements may be established annually by Hilton HHonors Worldwide, L.L.C., for participation by Hilton Casino Hotels, the Conrad Properties, and Other Hotels in the HHonors Program.


               B. The Park Place Parties will comply with all other terms and conditions that may be established from time to time by Hilton HHonors Worldwide, L.L.C. for participation of hotels in the HHonors Program.

                                     EXHIBIT A

                                     INJUNCTION